UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2016

RETAILMENOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36005	26-0159761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

301 Congress Avenue, Suite 700

Austin, Texas 78701

(Address of principal executive offices, including zip code)

(512) 777-2970

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 5, 2016, RetailMeNot, Inc. (the “Company”) entered into a merger agreement (the “Merger Agreement”) with GiftcardZen Inc (“GiftcardZen”) pursuant to which the Company acquired GiftcardZen. GiftcardZen is a leader in the secondary gift card market, which involves buying gift cards from, and selling gift cards to, consumers and businesses at a discount to face value.

Under the terms of the Merger Agreement, a wholly owned subsidiary of the Company was merged with and into GiftcardZen with GiftcardZen surviving the merger as a wholly-owned subsidiary of the Company. The aggregate purchase price was $33 million in cash, $11 million of which is deferred consideration that shall be paid only upon achievement of certain milestones and is partially contingent upon the continued employment, or termination under certain conditions, of a key employee following the closing date.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The press release announcing the acquisition of GiftcardZen is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.

On April 7, 2016, the Company issued a press release (i) reporting its preliminary financial results for the first quarter ended March 31, 2016, (ii) updating financial guidance for its fiscal year ending December 31, 2016, (iii) setting forth the Company’s intent to provide financial results for subsequent periods in two separate operating segments, one of which is the Company’s new Gift Card segment and (iv) providing revenue guidance for that segment for its fiscal year ending December 31, 2016. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Current Report under Item 2.02 and the press release included as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated April 5, 2016 by and among RetailMeNot, Inc., Project Zen Acquisition Corp., GiftcardZen Inc. and Aaron Dragushan.

99.1	Press Release dated April 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAILMENOT, INC.

Date: April 7, 2016	/s/ Jonathan B. Kaplan
Jonathan B. Kaplan
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated April 5, 2016 by and among RetailMeNot, Inc., Project Zen Acquisition Corp., GiftcardZen Inc. and Aaron Dragushan.

99.1	Press Release dated April 7, 2016.